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                                  FORUM FUNDS

                               PAYSON VALUE FUND
                           PAYSON TOTAL RETURN FUND

                     Supplement Dated December 28, 2006 to
                        Prospectus Dated August 1, 2006

The Board of Trustees of Forum Funds approved a proposed plan of reorganization of Payson Value Fund into Payson Total Return Fund subject to shareholder approval. A special meeting of shareholders of Payson Value Fund will be held on or about March 22, 2007. Proxy and related materials concerning the reorganization will be distributed in advance of the special meeting of shareholders. The reorganization is expected to be effected on or about
March 26, 2007. In addition, it is intended that the reorganization will be accomplished without resulting in the imposition of federal income tax on the Funds or their shareholders.

Pursuant to the proposed plan of reorganization, the Value Fund will transfer its assets to the Total Return Fund in exchange for shares of the Total Return Fund and the Total Return Fund's assumption of the liabilities of the Value Fund. After the transfer, the Value Fund will distribute the Total Return Fund shares to its shareholders in a complete liquidation. As a result, Value Fund shareholders will become shareholders of the Total Return Fund.

For more information, please contact Payson Value Fund at (800) 805-8258.